UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012

NUCOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4119	13-1860817
(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road, Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 366-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At its meeting on May 9, 2012, the Compensation and Executive Development Committee of the Board of Directors (the “Board”) of Nucor Corporation (the “Corporation”) approved an amendment to the vesting and exercisability provisions of the stock options granted to Daniel R. DiMicco, the Corporation’s Chairman and Chief Executive Officer, on June 1, 2010 and June 1, 2011. The amendment provides that the options will become vested and exercisable in the event of Mr. DiMicco’s death or disability while employed by the Corporation and, in either of such events, will remain exercisable for the remainder of the period preceding the originally scheduled expiration date of the options. The amendment conforms the vesting and exercisability provisions of the stock options granted to Mr. DiMicco on June 1, 2010 and June 1, 2011 to the provisions of the stock options that will be granted to Mr. DiMicco on June 1, 2012 under the Corporation’s annual long-term incentive award program.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Corporation held its annual meeting of stockholders on May 10, 2012.

(b) At the meeting, stockholders elected all four of the directors nominated by the Board to serve for a term of one year and until their successors are duly elected and qualified. Each director received a greater number of votes cast “for” his election than votes “withheld” from his election as reflected below. The stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2012. The stockholders did not approve the stockholder proposal presented at the meeting. For more information on the proposals, see the Corporation’s proxy statement dated March 22, 2012. The final voting results for each of the proposals presented at the meeting are set forth below.

Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Clayton C. Daley, Jr.	229,384,847	6,439,121	39,539,820
John J. Ferriola	233,134,922	2,689,046	39,539,820
Harvey B. Gantt	229,338,784	6,485,185	39,539,820
Bernard L. Kasriel	231,304,562	4,519,407	39,539,820

Ratification of PricewaterhouseCoopers LLP:

Votes For	Votes Against	Abstentions
272,041,586	2,980,598	341,604

Stockholder Proposal - Director Election Majority Vote Standard:

Votes For	Votes Against	Abstentions	Broker Non-Votes
92,876,614	141,924,106	1,023,249	39,539,820

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: May 14, 2012	By:	/s/ James D. Frias
James D. Frias
Chief Financial Officer, Treasurer and Executive Vice President

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